EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Registration Statement on Form SB-2, Post-Effective Amendment No. 4, of our report dated February 28, 1998 relating to the 1997 financial statements of 1997 Corp.

         We also consent to the reference to our Firm under the caption
"Experts".


                                                    PricewaterhouseCoopers LLP

New York, New York
October 19, 1998